Lease Obligations	12 Months Ended
Dec. 31, 2013
Lease Obligations
11.	Lease Obligations

The Company leases machinery, transportation equipment and office, warehouse and manufacturing facilities under agreements which are accounted for as operating leases. Many of the leases include provisions that enable the Company to renew the lease, and certain leases are subject to various escalation clauses.

Future minimum lease payments required under long-term operating leases in effect at December 31, 2013 are as follows (in thousands):

2014	$9,599
2015	8,779
2016	6,829
2017	4,741
2018	3,977
Thereafter	9,435

$43,360

Total rental expense under operating leases was $8.6 million, $9.1 million and $9.3 million for the years ended December 31, 2011, 2012 and 2013, respectively.